UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

March 14, 2012

Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed by Capital One Financial Corporation (the “Company”) to amend the second Current Report on Form 8-K filed by the Company on March 14, 2012 (the “Original Filing”). This Form 8-K/A corrects the following amounts reported in Exhibit 99.4 to the Original Filing under “Preliminary Unaudited Pro Forma Condensed Combined Statement of Income”:

	ING Bank, fsb		Capital One ING Direct HSBC Combined
Line Item	Original Filing	Form 8-K/A	Original Filing	Form 8-K/A
Loans held for investment, including past-due fees	$658	$1,658	No change	No change
Service charges and other customer-related fees	$27	$79	$3,257	$3,309
Interchange fees	$0	$17	$1,318	$1,335
Other (under “Non-interest income”)	$(253)	$(322)	$461	$392
Supplies and equipment	$0	$4	$539	$543
Other (under “Non-interest expense”)	$303	$299	$4,845	$4,841

Exhibit 99.4 hereto replaces Exhibit 99.4 in the Original Filing. Except for the foregoing amended information, no other information in the Original Filing or the exhibits thereto has been changed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.4	Preliminary Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2011 (attached hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: March 15, 2012	By:	/s/ GARY L. PERLIN
Gary L. Perlin
Chief Financial Officer